Supplement to the
Fidelity Advisor® New Insights Fund
Institutional Class
February 28, 2015
Prospectus

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

ANIFI-15-01  June 1, 2015
1.790574.122